UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Professionally Managed Portfolios

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

OSTERWEIS FUND

A Series of Professionally Managed Portfolios

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
April 30, 2020
Dear Shareholder:

I am writing to inform you about an upcoming special shareholder meeting (the “Meeting”) of the Osterweis Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), which will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 and virtually via conference call on June 17, 2020, at 11:30 AM Central Time. Due to the emerging public health impact of the coronavirus pandemic (COVID-19), shareholders have the option to attend the Meeting either in-person or virtually via conference call. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials have issued in light of the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of virtual conference call format. We plan to announce any such updates on our proxy website ([______]), and we encourage you to check this website prior to the Meeting if you plan to attend. Requests to attend the Meeting via conference call must be received no later than 1:00 PM Central Time on June 16, 2020.

At the Meeting, shareholders will be asked to: (1(a)) consider and approve a change in the Fund’s fundamental investment policy regarding concentration, and (2) approve the election of three Trustees to the Board of Trustees (the “Board”) of the Trust. The change in concentration policy is being proposed for the ease of administration and management of the Fund and is not expected to have any impact on the way the Fund is managed, but will enable the Fund to increase its investments in certain sectors in pursuit of its investment objective. All costs associated with these Proposals are being borne by the Fund.

The first proposal is designed to align the Fund’s fundamental policy regarding concentration with that of the other series of Trust that are managed by Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (“Osterweis” or the “Adviser”). Currently, the Fund has a fundamental policy not to invest more than 25% of its assets in any industry or sector. The other funds in the Trust managed by Osterweis also restrict investment in an industry, or groups of industries, to 25%, but allow up to 80% of those funds’ assets to be invested in a single sector. The Adviser is looking to harmonize the fundamental restriction in the Fund to match that of the other funds it manages in the Trust, as the current limit on sector concentration could constrain the management of the Fund. Adopting a uniform concentration policy should reduce the risk of investor confusion, will facilitate Board oversight, and will allow the Fund to pursue recent economic growth and stock performance that have become more concentrated in certain sectors. The Adviser does not expect that this change will in any way impact the way the Fund is managed. The Adviser believes that enabling the Fund to increase its investment in certain sectors will help it pursue its investment objective.

The second proposal seeks shareholder approval of the election of three Trustees to the Trust to (1) fill the vacancy on the Board caused by the recent passing of Ms. Dorothy Berry, the former Chair of the Board, and (2) seek shareholder approval of two current Trustees not previously elected by shareholders, each as discussed below and in the accompanying Proxy Statement.

You are being asked to elect each of the following three individuals as Trustees of the Trust: Eric W. Falkeis, Kathleen T. Barr and Ashi S. Parikh. Mr. Eric W. Falkeis and Ms. Kathleen T. Barr are currently Trustees of the Trust and have served as Trustees since their appointments by the Board in September 2011 and November 2018, respectively. They have not previously been elected by shareholders. The third nominee, Mr. Ashi S. Parikh, is not currently a Trustee of the Trust. The Nominating and Governance Committee, made up of all of the Trustees who are not “interested persons” of the Trust (an “Independent Trustee”) as defined in the Investment Company Act of 1940, as amended, has recommended to the Board, and the Board has unanimously nominated, Mr. Parikh, to join the Board as a Trustee.

A vacancy on the Board was recently created upon the unexpected passing of the former Chairperson of the Board. While the Board can ordinarily appoint a new Trustee to fill a vacancy without a shareholder vote, the Board cannot do so under current law if, after such appointment, fewer than two-thirds of the Trustees would have been elected by shareholders. Because only 3 of the 5 current members of the Board have previously been elected by shareholders of the Trust, the appointment of Mr. Parikh to fill the vacancy on the Board would result in fewer than two-thirds of the members of the Board having been elected by shareholders. In addition, due to the Board’s recent adoption of a mandatory retirement policy, two Trustees who have been elected by shareholders will be retiring at the end of 2021. Under current law, the Trust would be required to seek shareholder approval of its Trustees at any time when less than a majority of the Board will have been approved by shareholders, regardless of whether or not a vacancy was being filled at that time.

Given these legal requirements the Board believes it is the appropriate time for the Trustees that were previously appointed to the Board (but not elected) to stand for election and for the new Trustee nominee to stand for election. The Board believes these actions are prudent so that the entire Board will have been elected by shareholders, thereby avoiding the need to incur the expenses of a future shareholder meeting should additional vacancies arise.

The Board of Trustees recommends that you vote in favor of these Proposals.

The attached Proxy Statement describes each Proposal and the voting process for shareholders. The Board asks that you read it carefully and vote in favor of these Proposals. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.

Thank you for your continued support.

Sincerely,

Elaine E. Richards
President and Secretary
Professionally Managed Portfolios

Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

Important information to help you understand and vote on the Proposals:

Please read the full text of the proxy statement. Below is a brief overview of the Proposals to be voted upon. Your vote is important.

What is this document and why did you send it to me?

The attached document is a Proxy Statement for Professionally Managed Portfolios (the “Trust”), specifically for one of its series, the Osterweis Fund (“Fund”), which is being sent to you for your use in connection with the Trust’s solicitation of your vote to approve two proposals, (1a) to change in the Fund’s fundamental investment policy regarding concentration, and (2) the election of three Trustees by shareholders. This change will allow the Fund’s concentration policy to be uniform with the fundamental concentration policy of the other series of the Trust that are managed by Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (“Osterweis” or the “Adviser”). This change in concentration policy will not impact the way in which the Fund is managed and its investment strategies will not change. This document includes a Notice of Meeting of Shareholders, a Proxy Statement, and Proxy Card.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on February 25, 2020, the Board approved Proposal 1(a) and pursuant to written consent on December 20, 2019, the Board approved Proposal 2, each subject to shareholder approval. The Board recommends that shareholders also approve the Proposals.

What is Proposal 1(a) about?

The Fund’s current fundamental investment policy regarding concentration differs from the concentration policy of the other series of the Trust that are managed by the Adviser. Osterweis Capital Management, Inc., the Fund’s investment adviser, is proposing to change the Fund’s fundamental investment policy regarding concentration so that it matches the concentration policy of the other series of the Trust that are managed by Osterweis. This change is being proposed for the ease of administration of the Fund and is not expected to have any impact on the way the Fund is managed. Adopting a uniform fundamental concentration investment policy should reduce the risk of investor confusion, will facilitate Board oversight, and will allow the Fund to take advantage of recent economic growth and stock performance that have become more concentrated in certain sectors.

Currently, the Fund has a fundamental policy not to invest more than 25% of its assets in any industry or sector. The other funds in the Trust managed by Osterweis also restrict investment in an industry, or groups of industries, to 25% but allow up to 80% of those fund’s assets to be invested in a single sector. If approved by shareholders, the Fund’s concentration policy will be revised to match that of the other funds in the Trust managed by the Adviser and the Fund would be allowed to invest up to 80% of its assets in a sector. However, the Adviser does not expect that this change will have any impact on the way the Fund is managed, but will enable the Fund to increase its investment in certain sectors in pursuit of its investment objective. As a result, the Adviser believes that the change, if adopted, will not materially affect the investment risks currently associated with the Fund.

What is Proposal 2 about?

The second proposal seeks shareholder approval of the election of three Trustees to the Trust to (1) fill the vacancy on the Board caused by the recent passing of Ms. Dorothy Berry, the former Chair of the Board, and (2) seek shareholder approval of two current Trustees not previously elected by shareholders, each as discussed below and in the accompanying Proxy Statement.

Shareholders are being asked to elect each of the following three individuals as Trustees of the Trust: Eric W. Falkeis, Kathleen T. Barr and Ashi S. Parikh. Mr. Eric W. Falkeis and Ms. Kathleen T. Barr are currently Trustees of the Trust and have served as Trustees since their appointments by the Board in September 2011 and November 2018, respectively. They have not previously been elected by shareholders. The third nominee, Mr. Ashi S. Parikh, is not currently a Trustee of the Trust. The Nominating and Governance Committee, made up of all of the Trustees who are not “interested persons” of the Trust (an “Independent Trustee”) as defined in the Investment Company Act of 1940, as amended, has recommended to the Board, and the Board has unanimously nominated, Mr. Parikh, to join the Board as a Trustee.

If all members of the Board have been elected by the shareholders, then upon any future retirements by Trustees, the Board would have the flexibility to appoint replacements for one or more Trustees without incurring the expense of additional shareholder meetings. The costs associated with this proposal would be borne by the Fund.

Has the Board approved the Proposals?

Yes. The Board approved each proposal set forth herein, subject to shareholder approval.

Who is AST Fund Solutions, Inc.?

AST Fund Solutions, Inc. is a third-party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be borne by the Fund.

What will happen if the Proposals are not approved by shareholders?

Any change to a fundamental investment policy requires shareholder approval and therefore, if Proposal 1(a) is not approved by shareholders, the Fund’s existing fundamental investment policy regarding concentration will remain in effect.

The Trust requires shareholder approval to add any new Trustees. Therefore, if Proposal 2 is not approved by shareholders, the composition of the Trust’s Board of Trustees will remain the same, and the Trustees will not be able to appoint any additional Trustees. Upon the retirement or resignation of any elected Trustee, the Trust will be forced to hold a shareholder meeting and solicit votes to elect a new Trustee at shareholder expense.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on April 20, 2020 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Meeting”) or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the Proposals presented at the Meeting.

Why do I need to vote?

Your vote is needed to ensure that a quorum and sufficient votes are present at the Meeting so that the Proposals can be acted upon. Your immediate response on the enclosed proxy cards will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important regardless of the number of shares you own.

How is a quorum for the Meeting established?

The presence of forty percent of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Proposal 1(a) for the Fund. Forty percent of the shares of the entire Trust entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business for Proposal 2 for the Trust. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of a proposal, they have the effect of counting as a vote AGAINST the proposal. If a quorum is not present for the Fund at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal is not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Fund.

What vote is required to approve the Proposals?

With respect to Proposal 1(a), approval of a change in the Fund’s fundamental investment policy regarding concentration requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

With respect to the Proposal 2, the election of the Trustee nominee will be voted upon separately by shareholders of all the Funds of the Trust in the aggregate. The nominee will be elected as a Trustee of the Trust if he or she receives a plurality of the votes cast by all shares of the Trust to be voted in the aggregate. In essence, this means that the nominee for election receiving the affirmative votes cast at the Meeting will be elected to the Board of the Trust.

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the on-line instructions. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call AST Fund Solutions at [_______]. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR a Proposal, your shares will be voted “FOR” Proposal 1(a) and/or “FOR” the Proposal 2 and to grant discretionary authority to the persons named in the cards as to any other matters that properly come before the Meeting. Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date, or (3) by attending the Meeting and voting in person.

Please complete, sign and return the enclosed proxy cards in the enclosed envelope. You may vote your proxies by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD June 17, 2020

OSTERWEIS FUND
(a Series of Professionally Managed Portfolios)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Osterweis Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 and virtually via conference call on June 17, 2020, at 11:30 AM Central Time.

Due to the emerging public health impact of the coronavirus pandemic (COVID-19), all Shareholders are cordially invited to attend the Meeting either in person or virtually via conference call. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials have issued in light of the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of virtual conference call format. We plan to announce any such updates on our proxy website ([______]), and we encourage you to check this website prior to the Meeting if you plan to attend. If you would like to attend the Meeting, please send an email to attendameeting@astfinancial.com. Please use the e-mail subject line “[Fund Name] Special Meeting”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting via conference call must be received no later than 1:00 PM Central Time on June 16, 2020.

At the Meeting, shareholders of the Fund will be asked to act upon the following proposals, all of which are more fully described in the accompanying Proxy Statement dated April 30, 2020:
Proposal 1(a)
To approve a change in the Fund’s fundamental investment policy regarding concentration; and
Proposal 2
Approve of the election of three Trustees to the Board of Trustees (the “Board”) of the Trust to serve until his or her successor is elected and qualified; and
Shareholders may be asked to act on such other business as may properly come before the Meeting or any adjournments or postponements thereof.
THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

The Trust’s Board of Trustees has fixed the close of business on April 20, 2020 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Please read the accompanying Proxy Statement for a full discussion of the Proposals.

By Order of the Board of Trustees of the Trust

Elaine E. Richards
President and Secretary
Professionally Managed Portfolios
April 30, 2020

Your vote is very important – please vote your shares promptly.

Shareholders are invited to attend the Meeting. Please note, no representatives from the Adviser or the Board will be attending the Meeting. Shareholders are urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy cards or indicate voting instructions on the enclosed proxy cards, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROFESSIONALLY MANAGED PORTFOLIOS
615 East Michigan Street
Milwaukee, WI 53202

OSTERWEIS FUND

PROXY STATEMENT
April 30, 2020

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON June 17, 2020

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Professionally Managed Portfolios (the “Trust”) of proxies to be voted at the Special Meeting of Shareholders of the Osterweis Fund (the “Fund”) and any adjournment or postponement thereof (the “Meeting”). The Meeting will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 and virtually via conference call on June 17, 2020, at 11:30 AM Central Time. Due to the emerging public health impact of the coronavirus pandemic (COVID-19), shareholders have the option to attend the Meeting either in-person or virtually via conference call. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials have issued in light of the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of virtual conference call format. We plan to announce any such updates on our proxy website ([______]), and we encourage you to check this website prior to the Meeting if you plan to attend. Requests to attend the Meeting via conference call must be received no later than 1:00 PM Central Time on June 16, 2020.

PROPOSAL 1(a):	To approve a change in the Fund’s fundamental investment policy regarding concentration.

PROPOSAL 2:	To approve of the election of three Trustees to serve until his or her successor is elected and qualified.

Shareholders of record at the close of business on the record date, April 20, 2020 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed Proxy Cards are being mailed to Shareholders on or about May 7, 2020.

Financial statements for the Fund are included in annual reports, which are mailed to shareholders. Shareholders may obtain copies of the annual report or semi-annual report free of charge by calling (866) 236-0050 or visit the Fund’s website at www.osterweis.com or writing the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.

PROPOSAL 1(a): APPROVAL TO CHANGE THE FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION

Background

Proposal 1(a) would change the fundamental investment policy regarding concentration of the Osterweis Fund (the “Fund”) so that it is uniform with the concentration policy of the other series of the Trust that are managed by Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (“Osterweis” or the “Adviser”). Below is a brief summary of the Proposal and how it will affect the Fund and its shareholders. We urge you to read the full text of the Proxy Statement.

The Fund, like all registered investment companies, is required by the Investment Company Act of 1940, as amended (the “1940 Act”), to adopt a fundamental investment policy, that may only be changed with the affirmative vote of a majority of the outstanding shares of the Fund, regarding concentrating investments in a particular industry or group of industries. The term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund.

As described below, for various reasons, the Fund’s concentration policy is slightly different than the concentration policy of the other funds in the Trust managed by the Adviser. The Adviser is looking to revise the policy so that it matches the policy of the other Funds. The following table sets forth the Fund’s current as well as the proposed fundamental investment policy regarding concentration:

FUNDAMENTAL POLICY	CURRENT FUNDAMENTAL POLICY	PROPOSED FUNDAMENTAL POLICY
Concentration
The Osterweis Fund may not invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or sector. (Does not apply to investment in the securities of the U.S. government, its agencies, or instrumentalities.)

~~With respect to the Osterweis Fund, invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or sector~~. ~~(Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities~~. The Osterweis Fund may not focus its investments in any one sector if, as a result, more than 80% of its assets will be invested in such sector. The Osterweis Fund, will not invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of industries.

Reason for the Fundamental Investment Policy Change

The primary purpose of the proposed change is for the Fund’s fundamental policy regarding concentration to align with that of the other series of the Trust that are managed by Osterweis, as the current limit on sector concentration may constrain the management of the Fund. For various reasons relating to when the funds managed by the Adviser were launched, the fundamental concentration policy of the Fund differs, both in terms of the language used to describe the policy and the substance of the policy, as compared to the other series of the Trust that are managed by Osterweis. This change is being proposed for the ease of administration and management of the Fund. Adopting a uniform fundamental concentration policy should reduce the risk of investor confusion, will facilitate Board oversight, and will allow the Fund to pursue recent economic growth and stock performance that have become more concentrated in certain sectors.

Currently, the Fund has a fundamental policy not to invest more than 25% of its assets in any industry or sector. The other funds in the Trust managed by Osterweis also restrict investment in an industry, or groups of industries, to 25% but allow up to 80% of those fund’s assets to be invested in a single sector. If approved by shareholders, the Fund’s concentration policy will be revised to match that of the other funds in the Trust managed by the Adviser and the Fund would be allowed to invest up to 80% of its assets in a sector. The Adviser believes that enabling the Fund to concentrate its investments in certain sectors will help it pursue its investment objective. However, the Adviser does not expect that this change will have any impact on the way the Fund is managed. As a result, the Adviser believes that the change, if adopted, will not materially affect the investment risks currently associated with the Fund.

Under the 1940 Act, certain Fund policies are required to be fundamental and may not be changed without shareholder approval. The proposed amendment to the Fund’s required fundamental investment policy relates to: (a) concentrating investments in a particular industry or group of industries. If a fund has stated that it will be concentrated in an industry (or a group of industries), it must maintain at least 25% of its total assets invested in that industry (or group of industries). Similarly, if a fund has not stated that it will be concentrated in an industry, it may not invest more than 25% of its total assets in that industry, although the holdings in that industry may increase to above 25% due to market action and in certain other cases.

If the change to the policy is approved, the Fund will continue to be subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in the Fund’s prospectus and statement of additional information (the “SAI”). Further, no material change would be made to the manner in which the Fund invests or operates without an appropriate amendment to the Fund’s prospectus and/or SAI and Board approval.

If Proposal 1(a) is approved by shareholders, the proposed change will take effect on the date of the Meeting or as soon as reasonably practicable thereafter.

If the Proposal 1(a) is not approved by shareholders, the Fund’s existing fundamental investment policy will remain in effect.

Vote Required

Only shareholders of the Fund will be entitled to vote on Proposal 1(a) to amend the fundamental investment policy. An affirmative vote of the holders of the lesser of either (a) 67% or more of the outstanding voting securities present, either in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding voting securities are present, either in person or by proxy, or (b) more than 50% of the outstanding voting securities of the Fund is required for the approval of Proposal 1(a).

PROPOSAL 2: ELECTION OF TRUSTEES TO THE BOARD

Background.

The Board currently has five members: Kathleen T. Barr, Wallace L. Cook, Eric W. Falkeis, Carl A. Froebel, and Steven J. Paggioli. Mr. Falkeis and Ms. Barr, who currently serve as Trustees of the Trust, have served as Trustees since September 2011 and November 2018, respectively, when each was appointed to his or her position by the Board in accordance with Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, their appointments as Trustees were not required to be approved by shareholders.

Dorothy A. Berry, an Independent Trustee and Chairperson of the Trust, passed away on August 5, 2019. Ms. Berry, who served as an Independent Trustee from 1991 until her passing, was previously elected by shareholders.

At its August 2019 Board meeting, the Board adopted a mandatory retirement policy which requires a Trustee to retire by December 31 of the year in which he or she turns 78, with the exception that any Trustee who was currently beyond the new retirement age at the time the retirement policy was adopted would retire from the Board no later than December 31, 2021. Accordingly, two current Trustees previously elected by shareholders will be retiring from the Board by the end of 2021. Therefore, in order to fill the vacancy created by Ms. Berry’s passing and as part of its succession planning process resulting from the upcoming retirements, the Board determined that it was the appropriate time to search for a new Trustee to join the Board.

At a meeting of the Nominating and Governance Committee held on December 2, 2019, the Committee, which consists solely of Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the 1940 Act, recommended Ashi S. Parikh for election as an additional Trustee of the Trust to fill the vacancy caused by Ms. Berry’s passing. The Committee also recommended that Mr. Falkeis and Ms. Barr be nominated for election by shareholders as they had not previously been elected by shareholders. The Board of Trustees reviewed the recommendation of the Nominating and Governance Committee in materials presented to them and approved by written consent dated December 20, 2019 the nomination of Mr. Falkeis, Ms. Barr and Mr. Parikh for election by shareholders. In the same written consent, the Board approved Mr. Parikh to serve as a consultant to the Board until such time he is elected to the Board. If elected, Mr. Parikh would serve as an Independent Trustee of the Trust.

As indicated under “Trustees and Officers” below, Mr. Parikh has considerable business experience in investment management matters. The Trustees believe Mr. Parikh would enhance the Board’s ability to oversee the operations of the Trust.

The current members of the Board do not have the power to appoint Mr. Parikh as an additional Trustee without the approval of the shareholders of the Trust. Section 16(a) of the 1940 Act provides that a Trustee may be appointed by the Board to fill a vacancy only if, after his or her appointment, at least two-thirds of the Trustees have been elected by the shareholders. Mr. Falkeis and Ms. Barr have previously been appointed to the Board without shareholder approval. As the appointment of Mr. Parikh would result in less than two-thirds of the Board having been elected by the shareholders of the Trust, Mr. Parikh must be elected as a Trustee by the shareholders in order to fill that vacancy. Section 16(a) of the 1940 Act also requires that if at any time less than a majority of the then serving Trustees have been elected by shareholders, then the Trust must, within 60 days, hold a shareholders meeting to elect sufficient Trustees to the Board so that a majority of the Board will have been elected by shareholders. With the upcoming retirement of two Trustees who have been elected by shareholders at the end of 2021, the Board also believes it is prudent and in the best interests of the Trust for the shareholders to now vote to approve Mr. Falkeis and Ms. Barr so that all members of the Board will have been elected by the shareholders, thereby avoiding the need to incur the expenses of a future shareholder meeting should additional vacancies arise.

Required Vote

The election of the nominees will be voted upon separately by shareholders of the Funds of the Trust in the aggregate; that is, regardless of the Fund in which you are a shareholder, you have the right to vote for or to withhold your vote for each nominee on a one vote-per-share basis without differentiation between the separate Funds (or classes). The nominees will be elected as Trustees of the Trust if they receive a plurality of the votes cast by all shares of the Trust to be voted in the aggregate. In essence, this means that the three nominees for election receiving the affirmative votes cast at the Meeting will be elected to the Board of the Trust. The nominees have indicated that they are able and willing to serve as Trustees and, if elected, will serve as Trustees until each dies, resigns, reaches the Board’s mandatory retirement age, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor. If for any reason the nominees become unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

The Board recommends that the Trust’s shareholders elect the nominees as Trustees of the Trust.

Trustees and Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below. Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78 (or, in the case of a Trustee who was over the age of 78 at the time the retirement policy was adopted in 2019, December 31, 2021).

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held by Trustee or Nominee for Trustee During Past Five Years
Independent Trustees of the Trust
Wallace L. Cook (born 1939) c/o U.S. Bank Global Fund Services 2020 E. Financial Way Suite 100 Glendora, CA 91741	Independent Trustee	Indefinite Term; since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc. (international consumer products conglomerate).	28	Trustee, The Dana Foundation.
Carl A. Froebel (born 1938) c/o U.S. Bank Global Fund Services 2020 E. Financial Way Suite 100 Glendora, CA 91741	Independent Trustee	Indefinite Term; Since May 1991.	Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	28	None.
Steven Paggioli (born 1950) c/o U.S. Bank Global Fund Services 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	28	Independent Director, Muzinich BDC, Inc. (August 2019 to present); Independent Trustee, AMG Funds (55 series); Advisory Board Member, Sustainable Growth Advisers, LP.
Independent Trustees of the Trust and Nominees
Kathleen T. Barr (born 1955) c/o U U.S. Bank Global Fund Services 2020 E. Financial Way Suite 100 Glendora, CA 91741	Independent Trustee	Indefinite Term; Since November 2018.	Former owner of a registered investment adviser, Productive Capital Management, Inc.; formerly, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009); formerly, Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (registered investment companies).	28
Independent Director, Muzinich BDC, Inc.
(August 2019 to present); Independent Trustee for the William Blair Funds (2013 to present) (21 series); Independent Trustee for the AmericaFirst Quantitative Funds (2012 to 2016).

Eric W. Falkeis (born 1973) c/o U.S. Bank Global Fund Services 2020 E. Financial Way Suite 100 Glendora, CA 91741	Independent Trustee Chairperson	Indefinite Term; Since September 2011. Indefinite Term; Since August 2019.	Chief Executive Officer, Tidal ETF Services LLC (2018 to present); formerly, Chief Operating Officer, Direxion Funds (2013 to 2018); formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC.	28
Independent Director, Muzinich BDC, Inc. (August 2019 to present); Interested Trustee and Chairperson, Tidal ETF Trust (2018 to present) (8 series); Former Interested Trustee, Direxion Funds (22 series), Direxion Shares ETF Trust (112 series) and Direxion Insurance Trust (2013 to 2018).

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held by Trustee or Nominee for Trustee During Past Five Years
Nominee for Independent Trustee
Ashi S. Parikh (born 1966) c/o U.S. Bank Global Fund Services 2020 E. Financial Way Suite 100 Glendora, CA 91741	None	N/A
Investment professional; formerly, Chief Executive and Chief Investment Officer and various other positions, RidgeWorth Investments, LLC
(global investment
management firm) (2006- 2017); formerly, Chief Investment Officer
Institutional Growth Equities, Eagle Asset Management (financial advisor); formerly Sr. Managing Director, Growth Equities, Banc One Investment Advisors (financial advisor).
N/A
Independent Trustee, PNC Funds (2018-2019) (32 series); Interested Trustee, RidgeWorth Funds (2014-2017) (35 series); Board of Directors Member, Investment Working Group, The Ohio State University Endowments and Foundation (2016-present); Board of Directors, World Methodist Council, Investment Committee (2018-present).

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers
Elaine E. Richards (born 1968) c/o U.S. Bank Global Fund Services 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Secretary	Indefinite Term; Since March 2013. Indefinite Term; Since February 2008.	Senior Vice President, U.S. Bank Global Fund Services since July 2007.
Carl G. Gee, J.D. (born 1990) c/o U.S. Bank Global Fund Services 615 East Michigan St. Milwaukee, WI 53202	Assistant Secretary	Indefinite Term; Since March 2020.
Assistant Vice President, U.S. Bank Global Fund Services since August 2016; Summer Associate, Husch Blackwell LLP (law firm) (2015); Law Clerk, Brady Corporation (global printing systems, labels and safety products company) (2014-2015).

Aaron J. Perkovich (born 1973) c/o U.S. Bank Global Fund Services 615 E. Michigan Street Milwaukee, WI 53202	Vice President Treasurer	Indefinite Term; Since March 2017. Indefinite Term; Since August 2016.	Vice President, U.S. Bank Global Fund Services since June 2006
Melissa Breitzman (born 1983) c/o U.S. Bank Global Fund Services 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2016.	Assistant Vice President U.S. Bank Global Fund Services since June 2005.
Craig Benton (born 1985) c/o U.S. Bank Global Fund Services 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2016.	Assistant Vice President, U.S. Bank Global Fund Services since November 2007.
Cory Akers (born 1978) c/o U.S. Bank Global Fund Services 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2017.	Assistant Vice President, U.S. Bank Global Fund Services since October 2006.
Donna Barrette (born 1966) c/o U.S. Bank Global Fund Services 615 E. Michigan Street Milwaukee, WI 53202	Chief Compliance Officer, Anti-Money Laundering Officer, Vice President	Indefinite Term; Since July 2011.	Senior Vice President and Compliance Officer, U.S. Bank Global Fund Services since August 2004.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).

(2)
The Trust is comprised of 28 series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

The Board met [five times] during the fiscal year ended March 31, 2020. During the fiscal year, all of the incumbent Trustees attended 100% of the Board meetings and the meetings of the Board Committees on which they served.

Trust Committees

The Trust has three standing committees: the Nominating and Governance Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Valuation Committee.

The Nominating and Governance Committee, comprised entirely of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating and Governance Committee has appointed Independent Trustee Kathleen Barr as the Chairperson of the Committee. The Nominating and Governance Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating and Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. The Nominating and Governance Committee met two times during the fiscal year ended December 31, 2019. The Trust’s Nominating and Governance Charter is included as Exhibit A.

The Audit Committee is comprised entirely of Independent Trustees. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit of such series’ financial statements and any matters bearing on the audit or the financial statements, and to ensure the integrity of the series’ pricing and financial reporting. The Audit Committee met four times during the fiscal year ended December 31, 2019.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. The QLCC did not meet during the fiscal year ended December 31, 2019.

Additionally, the Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of certain officers of the Trust and is overseen by the Trustees. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee did not meet during the fiscal year ended December 31, 2019.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Advisers, the Distributor, the Administrator, the Custodian, and the Transfer Agent. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Advisers provide regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Nominating and Governance Committee, an Audit Committee, and a Qualified Legal Compliance Committee, which are discussed in greater detail below under “Trust Committees.” The Board is comprised of Trustees who are all Independent Trustees, which are Trustees that are not affiliated with the Advisor, the principal underwriter, or their affiliates. The Nominating and Governance Committee, Audit Committee and Qualified Legal Compliance Committee are comprised entirely of Independent Trustees. The Chairperson of the Board is an Independent Trustee. The Board has determined not to combine the Chairperson position and the principal executive officer position and has appointed a Senior Vice President of the Administrator as the President of the Trust. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure of the Independent Chairperson, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Advisers as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Administrator and the Advisers as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. They have demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgement, to ask incisive questions, and commitment to shareholder interests.

Ms. Barr’s Trustee Attributes include her substantial mutual fund experience, including her role as Vice Chair of the Governing Council for the Independent Directors Council and member of the ICI Board of Governors. She has executive experience as the former owner of a registered investment adviser (Productive Capital Management, Inc.), as the Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors LLC in 2009), and as the Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds). Ms. Barr also currently serves on the board of several registered investment management companies. Ms. Barr has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Ms. Barr’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Cook’s Trustee Attributes include his substantial investment and executive experience through his investment consulting business, his position as a Trustee of several investment trusts (including private investment trusts) and his ongoing responsibility for investing the assets of a major foundation, as well as his former position as Chief Executive Officer of Rockefeller Trust Company (an investment manager and financial advisor) and senior vice president of a Fortune 500 company. Mr. Cook has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Cook’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Falkeis’ Trustee Attributes include his substantial mutual fund experience and his experience with financial, accounting, investment and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full-service provider to mutual funds and alternative investment products. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational, technology and risk oversight experience through his former positions as Chief Operating Officer of the Direxion Funds and the Direxion Exchange Traded Funds. Mr. Falkeis also serves as Interested Trustee of Direxion Funds. Mr. Falkeis has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Falkeis’ experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Froebel’s Trustee Attributes include his significant systems and operations experience. He was a Director of Scudder, Stevens & Clark (with responsibility for its systems department) and founder and President of Systems Dynamics Corp. (“SDC”) and later Vice President of Bradford Computer & Systems after its acquisition of SDC, (providing record keeping and reporting for investment advisors and mutual funds). He also served as Vice President of Automatic Data Processing (automated services to the brokerage and investment advisory industry) and was the former President and founder of National Investor Data Services, Inc. (a software and computer vendor to the mutual fund industry with fund accounting and transfer agent systems). Mr. Froebel has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Froebel’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Paggioli’s Trustee Attributes include his substantial mutual fund and investment advisory experience. Mr. Paggioli is an independent consultant on investment company and investment advisory matters. He has held a number of senior positions with mutual fund and investment advisory organizations and related businesses, including Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services). He serves on the boards of several investment management companies and advisory firms. He is a member of the Board of Governors of the Investment Company Institute and of the Governing Council of the Independent Directors Council. He has served on various industry association and self-regulatory committees and formerly worked on the staff of the Securities and Exchange Commission. Mr. Paggioli has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Paggioli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Information about the Nominee for Independent Trustee’s Qualification, Experience, Attributes or Skills

Mr. Parikh’s Trustee Attributes include his substantial investment and executive experience in the asset management industry, including his position as Chief Executive Officer and Chief Investment Officer of Ridgeworth Investments (global investment management firm with over $41 billion in assets). He has also served as a Trustee of several investment trusts (including private investment trusts) and his ongoing responsibility as a member of the Investment Working Group as part of the Board of Directors for the Ohio State University Endowments & Foundation, as well as his ongoing position as a member of the Investment Committee for the World Methodist Council Endowment Fund (a charitable religious foundation). Mr. Parikh has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Parikh possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Ownership of the Funds

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee, nominee for Trustee and officer in the Trust as of December 31, 2019. If a series Fund of the Trust is not listed, no Trustee, nominee or officer owned any shares of such Fund as of December 31, 2019. As of December 31, 2019, the Trustees, nominees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of any Fund in the Trust.

Key to Amount Invested
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Name	Akre Focus Fund	Muzinich Credit Opportunities Fund	Osterweis Emerging Opportunities Fund	Osterweis Strategic Income Fund	Villere Balanced Fund	Aggregate Dollar Range of Equity Securities in All Fund Series Overseen by Trustees
Independent Trustees
Wallace L. Cook	None	None	None	E	None	E
Carl A. Froebel	None	None	None	C	None	C
Steven Paggioli	D	None	D	None	C	E
Independent Trustees and Nominee
Eric W. Falkeis	None	E	None	None	None	E
Kathleen T. Barr	None	None	None	E	None	E
Independent Trustee Nominee
Ashi S. Parikh	None	None	None	None	None	None

Compensation
Effective January 1, 2020, Independent Trustees each receive an annual retainer of $142,000 allocated among each of the various portfolios comprising the Trust. The Chairman of the Board receives an additional annual retainer of $21,000 also allocated among each of the various portfolios comprising the Trust. Prior to January 1, 2020, the annual retainer was $135,000. Due to the recent volatility in the securities markets caused by the COVID-19 pandemic, the Board has determined to temporarily waive its fee increase. Independent Trustees receive additional fees from the applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required. All Trustees will be reimbursed for expenses in connection with each board meeting attended. These reimbursements are allocated among applicable portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. The Trust does not compensate its officers for the services they provide. The table below sets forth the compensation paid to the Independent Trustees for the fiscal year ended December 31, 2019.

In addition, the Trust has engaged Mr. Parikh as a consultant to the Board pending his election by shareholders. As a consultant Mr. Parikh will receive the same compensation that he would receive if he is elected as a Trustee.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Kathleen T. Barr, Independent Trustee	$2,529	None	None	$122,141
Dorothy A. Berry(1), Independent Trustee	$2,954	None	None	$130,038
Wallace L. Cook, Independent Trustee	$2,741	None	None	$132,500
Eric W. Falkeis, Independent Trustee	$2,825	None	None	$134,876
Carl A. Froebel, Independent Trustee	$2,741	None	None	$132,500
Steve J. Paggioli, Independent Trustee	$2,741	None	None	$132,500

(1)	Ms. Berry received compensation from the Trust prior to her death on August 5, 2019.

GENERAL INFORMATION
Solicitation of Proxies

In addition to solicitation of proxies by mail, certain officers of the Trust, officers and employees of the Adviser, or other representatives of the Trust, who will not be paid for their services, may also solicit proxies by telephone or in person. Fund Services has engaged the proxy solicitation firm of AST Fund Solutions, Inc. who will be paid approximately $3,400, plus out-of-pocket expenses, for their services. Fund Services will pay for the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of AST Fund Solutions, Inc. Fund Services also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be borne by the Fund.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call [______]. If you currently receive multiple copies of Proxy Statements or Shareholder Reports and would like to request to receive a single copy of documents in the future, please call (866) 236-0050 or write to Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Voting Procedures

You can vote by mail, on the Internet, or by phone by following the instructions on your proxy card, or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified. If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Trustees. You may revoke your proxy at any time before it is exercised by sending a written revocation addressed to Elaine E. Richards, Secretary, Professionally Managed Portfolios, c/o U.S. Bank Global Fund Services 615 East Michigan Street, Milwaukee, Wisconsin 53202, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote.

Quorum and Methods of Tabulation

The presence of forty percent of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Proposal 1(a) for the Fund. Forty percent of the shares of the entire Trust entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business for the Proposal 2for the Trust. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors for the Meeting.

For purposes of determining the presence of a quorum for the Meeting, the inspectors will count as present the total number of shares voted “for” or “against” approval of any proposal, as well as shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). With regard to the Proposal 1(a), assuming the presence of a quorum, abstentions and “broker non-votes” will have the effect of a vote against the Proposal. With regard to the Proposal 2, abstentions and “broker non-votes” will have no effect on the proposal to elect the Nominees because of the Trust’s plurality voting requirements.

Adjournment

If a quorum is not present or sufficient votes in favor of the Proposals are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposals. In addition, if the persons named as proxies determine it is advisable to defer action on the proposal the persons named as proxies may propose one or more adjournments of either Meeting to a date within a reasonable time after the Record Date in order to defer action on the Proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies required to be voted against any of the Proposals. They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes.” A Proposal for which sufficient affirmative votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether a Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Investment Adviser

The Fund’s investment adviser is Osterweis Capital Management, Inc., is located at One Maritime Plaza, Suite 800, San Francisco, California 94111.

Other Service Providers

The principal executive office of the Trust is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Trust’s administrator, transfer and dividend disbursing agent is U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Trust’s principal underwriter/distributor is Quasar Distributors, LLC, 111 E. Kilbourn Ave., Suite 1250, Milwaukee, WI 53202.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait”) has acted as the independent registered public accounting firm to the Trust since 1995. Upon recommendation of the Trust’s Audit Committee, the Board has selected Tait as the independent registered public accounting firm to audit and certify the Trust’s financial statements for the Fund’s most recent and current fiscal year ended as of December 31, 2019. Representatives of Tait will not be present at the Meeting.

Audit Fees

For the Fund’s two most recent fiscal years ended in 2018 or 2019, as appropriate, aggregate fees billed by Tait for the audit of the Fund’s annual financial statements and services that are normally provided by Tait in connection with statutory and regulatory filings or engagements for those two fiscal years were $24,400 and $24,400, respectively.

Audit-Related Fees

Tait did not perform any assurance or services related to the performance of the audits of the Fund’s financial statements for the two most recent fiscal years ended in 2018 or 2019, as appropriate, which are not set forth under “Audit Fees” above.

Tax Fees

Tait prepared the Fund’s federal and state income tax returns for the two most recent fiscal years ended in 2018 or 2019, as appropriate. Aggregate fees billed to the Trust by Tait for professional services for tax compliance, tax advice, and tax planning were $2,700 and $2,700, respectively. All of these fees were required to be approved by the Audit Committee.

All Other Fees

Tait neither performed services for the Trust nor delivered any products to the Trust for the Fund’s two most recent fiscal years ended in 2018, or 2019, as appropriate, other than as set forth above.

Pre-Approval of Certain Services

The Audit Committee Charter requires pre-approval by the Trust of all auditing and permissible non-audit services to be provided to the Trust by Tait, including fees. Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.

Non-Audit Fees Paid by the Investment Adviser and its Affiliates

For the Fund’s two most recent fiscal years ended in 2018, or 2019, as appropriate, Tait did not bill for any non-audit fees except for the preparation of the Fund’s federal and state income tax returns for such fiscal years as set forth above, and did not bill any investment adviser or its affiliate that provided ongoing services to the Fund for any non-audit fees.

Outstanding Shares

The number of shares of the Fund and class issued and outstanding on the Record Date was as follows:

Name of Fund	Number of Issued and Outstanding Shares
Osterweis Fund	[…]

As of the Record Date, the Trustees and officers of the Trust as a group owned beneficially less than one percent (1%) of the outstanding shares of each share class of the Fund and of the Trust as a whole. As of the close of business on the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund’s outstanding shares.

Control Persons and Principal Shareholders of the Osterweis Fund

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 211 Main Street San Francisco, California 94105-1905	[…]%	Record
Individual Shareholder c/o Eucalyptus Associates P.O. Box 29550 San Francisco, California 94105-0550	[…]%	Beneficial
Great-West Trust Company 8515 E Orchard Road 2T2 Greenwood Village, Colorado	[…]%	Record
National Financial Services 499 Washington Boulevard, Floor 5 Jersey City, New Jersey 07310-2010	[…]%	Record

Principal Holders of Professionally Managed Portfolios (all Funds combined)

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 211 Main Street San Francisco, California 94105-1905	[…]%	Record
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	[…]%	Beneficial
Vanguard Marketing Corp. 100 Vanguard Boulevard Malvern, PA 19355-2331	[…]%	Record
TD Ameritrade INC PO Box 2226 Omaha, NE 68103	[…]%	Record

Reports to Shareholders.

Copies of the Fund’s most recent annual and semi-annual reports may be requested without charge by calling (866) 236-0050 or visiting the Fund’s website at www.osterweis.com or writing the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.

Other Matters
The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

The Amended and Restated Agreement and Declaration of Trust of the Trust, and the Amended and Restated By-laws of the Trust, do not provide for annual meetings of shareholders and the Trust does not currently intend to hold such meeting in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust in a reasonable period of time prior to any such meeting.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

Banks, broker-dealers, voting trustees, and their nominees should advise the Trust, in care of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Exhibit A

PROFESSIONALLY MANAGED PORTFOLIOS
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

This Charter sets forth the purpose, authority, and responsibilities of the Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of Professionally Managed Portfolios (the “Trust”). This Charter will be reviewed periodically by the Committee.

Purpose

The purpose of the Committee shall be to (1) identify, review, select and nominate candidates to serve as Trustees of the Trust; and (2) consider and make recommendations to the Board regarding various aspects of Board governance, such as the Board’s size, composition, leadership structure, committees, compensation, retirement and self-assessment, among other thing. In so acting, the Committee shall take into account the important role that independent trustees play in protecting fund investors.

Authority

The Committee has been duly established by the Board and shall be provided with appropriate resources to discharge its responsibilities effectively.

Composition and Term of Members of the Committee

The Committee shall be composed of the members of the Board who are not “interested persons” of the Trust as defined in the Investment Trust Act of 1940, as amended (the “1940 Act”). To qualify as not “interested,” such members may not, other than in his or her capacity as a member of the Committee or a member of the Board, accept any consulting, advisory, or other compensatory fee from the Trust or be an affiliated person of the Trust. Such Trustees shall designate the Chair of the Committee. Each member of the Committee shall serve until a successor is appointed.

Meetings

The Committee shall meet as often as it deems necessary to comply with the 1940 Act or otherwise. Meetings shall be called by the Chair of the Committee or a majority of the Committee members. A quorum for purposes of conducting a meeting shall be more than 50% of the Committee members. Minutes of the meetings of the Committee will be prepared and circulated to all members of the Committee for review and comment in a timely manner. The Committee may meet in person or by telephone, or other communication method by means of which all persons participating in the meeting can hear each other at the same time. A vote of a majority of the members present at any meeting shall be sufficient to constitute action by the Committee. The Committee may also take action by written consent in lieu of a meeting.

Responsibilities of the Committee

Nomination Matters

The Committee shall be responsible for identifying, reviewing, selecting and nominating candidates to serve as Trustees of the Trust. In identifying and evaluating Trustee candidates , the Committee seeks to ensure that the Board of Trustees possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of trustees who have broad and diverse backgrounds.
In reviewing the qualification of each candidate to determine if his or her election would further the goals described above, the Committee takes into account all factors it considers appropriate, including, without limitation experience, demonstrated capabilities, independence (with respect to a candidate to serve as an Independent Trustee), commitment, reputation, background, diversity, understanding of the investment business and understanding of business, legal and financial matters generally. The Committee will identify and screen trustee candidates for appointment to the Board and submit final recommendations to the full Board for approval. The Committee may consider candidates suggested by an adviser to the Trust. However, the decision to nominate candidates for submission to the Board shall be made exclusively by the Committee. The Committee’s policy regarding its procedures for selecting candidates for the Board, including any recommended by shareholders, is more fully described in Appendix A.

The Committee shall review shareholders’ nominations to fill vacancies on the Board. Such recommendations for consideration by the Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. The Committee’s policy with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

The Committee shall obtain from any candidate a formal written resume and a completed questionnaire delineating relationships between the candidate and the Trust and evaluate the independence of the candidate as defined in Section 2(a)(19) of the 1940 Act, and other potential conflicts of interest not included in such definition. The Committee shall meet with the candidate to review the independence and qualifications of such candidate.

Governance Matters

The Committee shall be responsible for reviewing and making recommendations to the full Board regarding the operation and governance structure of the Board. In this regard, the Committee shall manage the process for the Board’s conduct of an annual self-assessment of the Board, in accordance with Rule 270.0-1 of the Investment Company Act. Such self-assessment shall evaluate the operation of the Board and the committees of the Board and shall include consideration of the effectiveness of the Board’s committee structure and the number of funds on whose board each Trustee serves. The Committee shall determine which specific areas shall be evaluated pursuant to this assessment and the manner in which the assessment is to be conducted. The Committee shall report the findings of the assessment to the Board, and assist the Board in implementing any recommended actions.

Trustees shall inform the Chairperson of the Committee of any performance or other concerns regarding another Trustee, except that in the event the matter relates to the Chairperson of the Committee, such concern should be raised with the entire Committee. The Chairperson of the Committee (or the Committee itself, as the case may be) shall investigate such matter as he or she may deem appropriate. In investigating such concerns, the Chairperson of the Committee (or Committee itself) may consult with other Trustees, counsel to the Independent Trustees or Trust officers, and take such actions as he or she may deem appropriate.

A Trustee shall inform the Committee of any changes in their business, professional or personal situation which may potentially impact their objectivity when considering certain matters to be brought before the Board, their ability to continue to serve on the Board, or their ability to devote the necessary time and attention to Board matters. The Committee has adopted a policy regarding service by any Trustee on certain other board as well as procedures regarding the reporting of information to the Committee of the matters described herein. Such policy and procedures are set forth in Appendix B.

The Committee shall make recommendations to the full Board concerning the appointment of Trustees to the Board’s committees.

The Committee shall consider the appropriateness of any Trust retirement age or tenure policy and shall monitor compliance with any such Policy. The Trust’s current retirement age and Tenure policy is set forth in Appendix C.

The Committee shall review the level of compensation paid to the Independent Trustees and make recommendations to the Board regarding such compensation.

The Committee shall coordinate the selection of independent legal counsel for the Independent Trustees, if any, and monitor the continued independence and performance of that counsel.

The Committee shall have such further responsibilities as are given to it from time to time by the Board. The Committee shall consult, as often as it deems appropriate, with management and counsel as to legal or regulatory developments affecting its responsibilities.

General Matters

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting Trustees, including the sole authority to approve the search firm’s fees and other retention terms, including, if applicable, termination.

The Committee may obtain the advice and assistance of legal counsel, accountants and other advisers as it deems necessary and appropriate.

The Committee shall periodically review and, as appropriate, recommend changes to this Charter.

In carrying out its responsibilities, the Committee believes its policies and procedures should be and remain flexible so that it can react to changing conditions and environments and to assure the Board and shareholders of the Trust that the nominating practices of the Trust are in accordance with all requirements and are of the highest quality.

Adopted: September 2004

Amended: November 19, 2019

APPENDIX A

NOMINATING AND GOVERNANCE COMMITTEE POLICY
REGARDING SELECTION OF TRUSTEE CANDIDATES

The Nominating and Governance Committee (the “Committee”) has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a Trustee. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional Trustee, the Committee may seek referrals from a variety of sources, including current Trustees, any adviser to the Trust, legal counsel to the Trust and legal counsel to the Independent Trustees. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.
The Committee will consider any candidate for Trustee recommended by a current shareholder if such recommendation is submitted in writing and addressed to the Chairperson of the Committee at the Trust’s offices. Any such recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate’s qualifications. The Committee, however, will not be required to solicit recommendations from the shareholders.
In evaluating candidates for a position on the Board, the Committee may consider a variety of factors, including:

(i)
the candidate’s knowledge in matters relating to the mutual fund and investment management industries and ability to represent all shareholders and be committed to enhancing long-term shareholder value;

(ii)	any experience possessed by the candidate as a director or senior officer of public companies, mutual funds and/or investment management companies;

(iii)	the candidate’s educational and professional background;

(iv)	the candidate’s reputation for high ethical standards and personal and professional integrity;

(v)
any specific investment, financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi)
the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

(vii)
If the candidate is proposed to serve as an Independent Trustee, the candidate’s ability to qualify as an Independent Trustee, the candidate’s independence from Trust’s service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

(viii)	the candidate’s ability to devote sufficient time to the activities of the Board and enhance his or her knowledge of the Trust’s activities and business;

(ix)	the candidate’s ability to exercise sound business judgment; and

(x)
such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under federal securities laws).

The Committee will evaluate candidates’ qualifications for Board membership and, in the case of Independent Trustees, their independence from management and principal service providers. Persons selected to serve as an Independent Trustee must be independent in terms of both the letter and the spirit of the Investment Company Act and any rules thereunder. The Committee will consider the effect of any relationships beyond those delineated in the Investment Company Act that might impair independence of such a candidate, such as business, financial or family relationships.
The matters to be considered by the Committee, at any meeting or in general, shall be in the sole discretion of the Committee, and the failure by the Committee at any meeting, or ever, to consider any one or more of the matters or items listed above shall not be deemed to constitute a breach of this Charter or of any duty or obligation of the Committee or any Trustee to the Board or the Trust. However, this Charter is not intended to supplant or limit the ability of shareholders under state law or federal law to nominate Trustees. The Committee’s policy with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

APPENDIX B

POLICY AND PROCEDURES REGARDING SERVICE ON OTHER BOARDS AND FOR REPORTING OF SIGNIFICANT BUSINESS OR OTHER ACTIVITIES

A Trustee shall inform the Committee in advance of any changes in their business, professional or personal situation which may impact their objectivity when considering certain matters to be brought before the Board, their ability to continue to serve on the Board, or their ability to devote the necessary time and attention to Board matters or, might reasonably be considered to reflect poorly on the Board or the Trust from a reputational or risk perspective. These matters may include (but are not limited to):

•	Any regulatory or legal action connected to the Trustee’s service on another board in which such Trustee is a defendant;

•
Any regulatory or legal action brought against the Trustee personally or against a company or trust in which the Trustee has at least 25% voting power, if (i) such action involves a criminal matter, (ii) such action involves a civil matter alleging breach of fiduciary duty or the duty of care, fraud, misrepresentation or misappropriation of funds, or (iii) relates to matters challenging the personal integrity or financial acumen of such Trustee (including a personal or self-owned business bankruptcy);

•	Joining, or resigning from, another mutual fund, corporate or non-profit board of directors;

•	Changes in full-time employment;

•
Taking on other business or professional activities or consulting relationships that are likely to either (i) result in a substantial overall increase in the Trustee’s time commitment to such matters, or (ii) may reflect poorly on the trustee, the Board or the Trust from a reputational or risk perspective;

•	Changes in an immediate family member’s employment that are likely to impact the Trustee’s objectivity, even if it does not impact his/her independence;

•
Prior to the approval of any contract with a material service provider to the Trust, any significant business or professional relationship the Trustee or an immediate family member has with such material service provider;

•	A health issue which may impair the Trustee’s ability to carry out his/her duties;

•
Any other change in the Trustee’s situation which such Trustee feels may potentially impact their objectivity in considering a certain matter to be brought before the Board, their ability to continue to serve on the Board, their ability to devote the necessary time and attention to Board matters, or may reflect poorly on the Board or the Trust from a reputational or risk perspective.

APPENDIX C
It is the policy of the Trust that a Trustee shall be required to retire from the Board on or before December 31 of the year in which that Trustee turns 78. With respect to any Trustee who is beyond the retirement age of the Trust as of the date of the current policy, i.e., August 22, 2019, such Trustee shall retire from the Board no later than December 31, 2021.

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! [Shareholder registration printed here]
PROXY VOTING OPTIONS
1.    MAIL your signed and voted proxy back in the postage paid envelope provided
2.    ONLINE at proxyonline.com using your proxy control number found below
3.    By PHONE when you dial toll-free [____] to reach an automated touchtone voting line
4.    By PHONE with a live operator when you call toll-free [______]Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER > [12345678910]

OSTERWEIS FUND
PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON June 17, 2020

The undersigned hereby appoints Elaine E. Richards, Aaron J. Perkovich, and Carl G. Gee, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Meeting of Shareholders of the Fund to be held at 11:30 AM Central Time on June 17, 2020, at the offices of U.S. Bank Global Fund Services, 615 Each Michigan Street, Milwaukee, WI, 53202 and virtually via conference (the “Meeting”), and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
IF YOU WOULD LIKE TO ATTEND THE MEETING VIA CONFERENCE CALL, please send an email to attendameeting@astfinancial.com. Please use the e-mail subject line “[Fund Name] Special Meeting”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting via conference call must be received no later than 1:00 PM Central Time on June 16, 2020.
Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free [________]. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Meeting of Shareholders to Be Held on June 17, 2020. The proxy statement for this meeting is available at: [www._______.com]

OSTERWEIS FUND    PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and each Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●
PROPOSALS

		FOR	AGAINST	ABSTAIN
1(a).	To approve a change in the Osterweis Fund’s fundamental investment policy regarding concentration.	○	○	○
		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
2.	Election of Trustees to the Board of Trustees of the Trust. 01) Eric W. Falkeis 02) Kathleen T. Barr 03) Ashi S. Parikh	○	○	______

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
________________________________________________________________________________________________
THANK YOU FOR VOTING